Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10: INCOME TAXES

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015
Deferred tax assets:
Net operating loss carryover	$8,854,900	$8,007,900
Depreciation	-	247,900
Related party accrual	179,400	113,400
Capital Loss Carryover	5,500	5,500
Deferred tax liabilities
Depreciation	(197,200)	-
Valuation allowance	(8,842,600)	(8,374,700)
Net deferred tax asset	$-	$-
Net deferred tax asset$	-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. Federal income tax rate to pretax income from continuing operations for the years ended December 31, 2016 and 2015 due to the following:

	December 31, 2016	December 31, 2015
Book income (loss)	$(3,350,700)	$2,119,100
Grant income	(7,100)	(7,100)
Depreciation	(25,300)	(41,500)
Intangible asset impairment	12,100	-
Related party accrual	65,900	(516,100)
Meals and entertainment	1,600	1,600
Stock for services	341,300	113,900
Options expense	229,600	9,700
Non-cash interest expense	1,976,300	581,500
Other non-deductible expenses	(90,600)	(3,112,100)
Valuation allowance	846,900	851,000
Income tax expense	$-	$-

At December 31, 2016, the Company had net operating loss carryforwards of approximately $26,043,700 that may be offset against future taxable income from the year 2017 through 2036.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

Topic 740 provides guidance on the accounting for uncertainty in income taxes recognized in a company’s financial statements. Topic 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. At the adoption date of January 1, 2007, the Company had no unrecognized tax benefit, which would affect the effective tax rate if recognized.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2016, the Company had no accrued interest or penalties related to uncertain tax positions.

The Company files income tax returns in the U.S. federal jurisdiction. The Company is located in the state of Washington and Washington state does not require the filing of income taxes. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2013.